Exhibit (16)

POWER OF ATTORNEY

We, the undersigned Trustees and officers of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John Hill, George Putnam III, Charles E. Porter, Jonathan S. Horwitz, John W. Gerstmayr and Bryan Chegwidden, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statements on Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand and seal on the date set forth below.

Signature	Title	Date

/s/JAMESON A. BAXTER	Trustee	April 13, 2007
Jameson A. Baxter

/s/CHARLES B. CURTIS	Trustee	April 13, 2007
Charles B. Curtis

/s/MYRA R. DRUCKER	Trustee	April 13, 2007
Myra R. Drucker

/s/CHARLES E.		April 13, 2007
HALDEMAN, JR.	Trustee
Charles E. Haldeman, Jr.

/s/JOHN A. HILL	Trustee	April 13, 2007
John A. Hill

/s/PAUL L. JOSKOW	Trustee	April 13, 2007
Paul L. Joskow

/s/ELIZABETH T. KENNAN	Trustee	April 13, 2007
Elizabeth T. Kennan

/s/KENNETH R. LEIBLER	Trustee	April 13, 2007
Kenneth R. Leibler

/s/ROBERT E. PATTERSON	Trustee	April 13, 2007
Robert E. Patterson

/s/GEORGE PUTNAM, III	Trustee	April 13, 2007
George Putnam, III

/s/W. THOMAS STEPHENS	Trustee	April 13, 2007
W. Thomas Stephens

/s/RICHARD B. WORLEY	Trustee	April 13, 2007
Richard B. Worley

Vice President and
Principal Accounting
/s/JANET C. SMITH	Officer	April 16, 2007
Janet C. Smith

Executive Vice President,
Associate Treasurer,
Compliance Liaison and
/s/ CHARLES E. PORTER	Principal Executive Officer	April 13, 2007
Charles E. Porter

Vice President and
/s/ STEVEN D. KRICHMAR	Principal Financial Officer	April 16, 2007
Steven D. Krichmar

Schedule A

Registration Statement of Putnam New York Tax Exempt Income Fund on Form N-14 relating to the proposed merger Putnam New York Investment Grade Municipal Trust with and into Putnam New York Tax Exempt Income Fund.

Registration Statement of Putnam Tax Exempt Income Fund on Form N-14 relating to the proposed reorganization of Putnam Tax-Free Health Care Fund into Putnam Tax Exempt Income Fund.

Registration Statement of Putnam Municipal Opportunities Trust on Form N-14 relating to the proposed reorganization of Putnam Investment Grade Municipal Trust and Putnam Municipal Bond Fund into Putnam Municipal Opportunities Trust.

Registration Statement of Putnam Managed Municipal Income Trust on Form N-14 relating to the proposed reorganization of Putnam High Yield Municipal Trust into Putnam Managed Municipal Income Trust.

Registration Statement of Putnam U.S. Government Income Trust on Form N-14 relating to the proposed reorganization of Putnam Limited Duration Government Income Fund into Putnam U.S. Government Income Trust.

POWER OF ATTORNEY

I, the undersigned Trustee of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John Hill, George Putnam III, Charles E. Porter, Jonathan S. Horwitz, John W. Gerstmayr and Bryan Chegwidden, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statements on Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand and seal on the date set forth below.

Signature	Title	Date

/s/ ROBERT J. DARRETTA	Trustee	July 12, 2007
Robert J. Darretta

Schedule A

Registration Statement of Putnam Tax Exempt Income Fund on Form N-14 relating to the proposed reorganization of Putnam Tax-Free Health Care Fund into Putnam Tax Exempt Income Fund.

Registration Statement of Putnam Municipal Opportunities Trust on Form N-14 relating to the proposed reorganization of Putnam Investment Grade Municipal Trust and Putnam Municipal Bond Fund into Putnam Municipal Opportunities Trust.

Registration Statement of Putnam Managed Municipal Income Trust on Form N-14 relating to the proposed reorganization of Putnam High Yield Municipal Trust into Putnam Managed Municipal Income Trust.

Registration Statement of Putnam U.S. Government Income Trust on Form N-14 relating to the proposed reorganization of Putnam Limited Duration Government Income Fund into Putnam U.S. Government Income Trust.